Exhibit 99.1

LETTER OF TRANSMITTAL

SABINE PASS LNG, L.P.

OFFER TO EXCHANGE ITS

6.5% SENIOR SECURED NOTES DUE 2020

THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

FOR ANY AND ALL OF ITS ISSUED AND OUTSTANDING

6.5% SENIOR SECURED NOTES DUE 2020

PURSUANT TO THE PROSPECTUS

DATED            , 2013

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON             , 2013, UNLESS EXTENDED (SUCH TIME AND DATE, THE “EXPIRATION DATE”). TENDERS IN THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Deliver to The Bank of New York Mellon

(the “Exchange Agent”)

By mail:	By Hand or Overnight Delivery:

The Bank of New York Mellon P.O. Box 396 East Syracuse, New York 13057 Attention: Corporate Trust Operations Adam DeCapio	The Bank of New York Mellon 111 Sanders Creek East Syracuse, New York 13057 Attention: Corporate Trust Operations Adam DeCapio

Telephone:

1-800-254-2826

Facsimile:

1-732-667-9408

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

The undersigned hereby acknowledges receipt of the prospectus dated             , 2013 (the “Prospectus”) of Sabine Pass LNG, L.P., a Delaware limited partnership (the “Company”), and this Letter of Transmittal, which together describe the offer of the Company (the “exchange offer”) to exchange, pursuant to a registration statement of which the Prospectus is a part, up to $420,000,000 of its 6.5% Senior Secured Notes due 2020 (the “New Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of 6.5% Senior Secured Notes due 2020 (the “Old Notes”) that have not been registered under the Securities Act. Certain terms used but not defined herein have the respective meanings given to them in the Prospectus. In the event of any conflict between this Letter of Transmittal and the Prospectus, the Prospectus shall govern.

The Company reserves the right, at any time or from time to time, to extend the exchange offer at its discretion, in which event the term “expiration date” shall mean the latest time and date to which the exchange offer is extended. The Company shall give notice of any extension by giving oral, confirmed in writing, or written notice to the Exchange Agent and by making a public announcement by press release prior to 9:00 a.m., New York City time, on the first business day after the previously scheduled expiration date. The term “business day” shall mean any day that is not a Saturday, Sunday or day on which banks are authorized by law to close in the State of New York.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS OR THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12.

List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate or Registration Numbers and Principal Amounts should be listed on a separately signed schedule affixed hereto.

DESCRIPTION OF OLD NOTES TENDERED

Name(s) and Address(es) of Registered Holder(s) Exactly as Name(s) Appear(s) on Old Notes	Certificate or Registration Number*	Aggregate Principal Amount Represented by Old Notes	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Notes. All tenders must be in minimum denominations of $2,000 or integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH

☐	CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

Area Code and Telephone Number:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offer, the undersigned hereby tenders to the Company for exchange the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to the Company all right, title and interest in and to the Old Notes tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company in connection with the exchange offer) with respect to the tendered Old Notes with full power of substitution to:

•	deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Company and deliver all accompanying evidences of transfer and authenticity; and

•	present such Old Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes;

all in accordance with the terms of the exchange offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are accepted for exchange by the Company.

The undersigned acknowledges that this exchange offer is being made in reliance upon interpretations contained in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation, SEC No-Action Letter (available May 13, 1988), Morgan Stanley & Co. Incorporated, SEC No-Action Letter (available June 5, 1991) (the “Morgan Stanley Letter”) and Shearman & Sterling, SEC No-Action Letter (available July 2, 1993), that the New Notes issued in exchange for the Old Notes pursuant to the exchange offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased Old Notes exchanged for such New Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an “affiliate” of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not participating in, and have no arrangement with any person to participate in, the distribution of such New Notes. The undersigned specifically represents to the Company that:

•

any New Notes acquired in exchange for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes whether or not such person is the undersigned;

•	neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of New Notes; and

•

neither the undersigned nor any such other person is an “affiliate” (as defined in Rule 405 under the Securities Act) of the Company or a broker-dealer tendering Old Notes acquired directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act.

The undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it may be a statutory underwriter and it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. The undersigned acknowledges that if the undersigned is participating in the exchange offer for the purpose of distributing the New Notes:

•

the undersigned cannot rely on the position of the staff of the SEC in the Morgan Stanley Letter and similar SEC no-action letters, and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 of Regulation S-K of the SEC; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

The Company has agreed, subject to the terms of the Registration Rights Agreement, that for a period of not more than 180 days after the date of the effectiveness of the registration statement of which the Prospectus forms a part, it will make the Prospectus, as amended or supplemented from time to time, available to any participating broker-dealer for use in connection with resales of the New Notes. Each participating broker-dealer, by tendering Old Notes and executing this Letter of Transmittal, or delivering an agent’s message (as defined in the Prospectus) instead of this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference in the Prospectus, in light of the circumstances under which they were made, not misleading, the participating broker-dealer will suspend the resale of New Notes under the Prospectus. Each participating broker-dealer further agrees that, upon receipt of a notice from the Company to suspend the resale of New Notes as provided above, the participating broker-dealer will suspend resales of the New Notes until (1) the Company has amended or supplemented the Prospectus to correct the misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or (2) the Company has given notice that the sale of the New Notes may be resumed, as the case may be. If the Company gives notice to suspend the resale of the New Notes as provided above, it will extend the period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers receive copies of the supplemented or amended Prospectus necessary to permit resales of the New Notes or to and including the date on which the Company has given notice that the resale of New Notes may be resumed, as the case may be.

For purposes of the exchange offer, the Company shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Company gives oral or written notice thereof to the Exchange Agent. Any tendered Old Notes that are not accepted for exchange pursuant to the exchange offer for any reason will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under “Special Delivery Instructions” as promptly as practicable after the expiration date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns.

The undersigned acknowledges that the acceptance of properly tendered Old Notes by the Company pursuant to the procedures described under the caption “The Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the exchange offer.

Unless otherwise indicated under “Special Issuance Instructions,” the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name of the undersigned. Similarly, unless otherwise indicated under “Special Delivery Instructions,” the Company will mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature. In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, the Company will issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name of, and return any Old Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS

(SEE INSTRUCTIONS 4 AND 5)

☐	Check this box if your certificates have been lost, stolen, misplaced or mutilated. See Instructions 4 and 11 on the reverse side of this form.

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY (i) if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):

Account No. (if Applicable):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or Social Security Number:

DTC Account Number:

(PLEASE PRINT OR TYPE)

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4 and 5)

To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature.

Mail or deliver New Notes and/or Old Notes to:

Name(s):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Tax Identification or

Social Security Number:

Is this a permanent address change?

(check one box)

☐  Yes    ☐  No

(PLEASE PRINT OR TYPE)

IMPORTANT: PLEASE SIGN HERE WHETHER OR NOT OLD NOTES ARE BEING PHYSICALLY TENDERED

HEREBY

(COMPLETE ACCOMPANYING IRS FORM W-9)

SIGNATURES REQUIRED

Signatures of Registered Holders of Old Notes

X

X

(The above lines must be signed by the registered holders of Old Notes as their names appear on the Old Notes or on a security position listing, or by persons authorized to become registered holders by a properly completed bond power from the registered holders, a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below and, unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

PLEASE PRINT OR TYPE:

Name and Capacity (Full Title):

Address (Including Zip Code):

Area Code and Telephone No.: (            )

Tax Identification or Social Security No.:

Dated:

SIGNATURE GUARANTEE (If required — see Instruction 4)

Certain signatures must be guaranteed by an eligible institution.

Authorized Signature:

(Signature of Representative of Signature Guarantor)

Name and Title:

Name of Firm:

Address (Including Zip Code):

Area Code and Telephone Number: (            )

Dated:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes. A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date or (ii) complying with the procedure for book-entry transfer described below. Old Notes tendered hereby must be in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

For purposes of the Exchange Offer, the Exchange Agent will establish an account at DTC with respect to the Old Notes promptly after the date of the Prospectus. DTC participants may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent’s account at DTC in accordance with DTC’s Automated Tender Offer Program (“ATOP”) procedures for such transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date for a holder to have validly tendered its Old Notes.

A holder may tender Old Notes that are held through DTC by transmitting its acceptance through DTC’s ATOP, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the Exchange Agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC has received an express acknowledgment from the participant tendering the Old Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

DELIVERY OF THE AGENT’S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT’S MESSAGE.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT’S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND-DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE “THE EXCHANGE OFFER” SECTION OF THE PROSPECTUS.

2. Tender by Holder. Only a holder of Old Notes may tender such Old Notes in the exchange offer. Any beneficial owner of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Old Notes will be accepted only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old

Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be sent to the holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the record holders of the Old Notes tendered hereby, the signatures must correspond with the names as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes.

If this Letter of Transmittal is signed by the registered holders of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holders, such holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by an eligible institution.

If this Letter of Transmittal is signed by a person other than the registered holders of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers, in each case signed as the names of the registered holders appear on the Old Notes.

If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to act must be submitted with this Letter of Transmittal.

Endorsements on Old Notes or signatures on bond powers required by this Instruction 4 must be guaranteed by an eligible institution.

No signature guarantee is required if:

•	this Letter of Transmittal is signed by the registered holders of the Old Notes tendered herein (or by a participant in one of the book-entry transfer facilities whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holders (or, if signed by a participant in one of the book-entry transfer facilities, deposited to such participant’s account at the book-entry transfer facility) and neither the box entitled “Special Delivery Instructions” nor the box entitled “Special Issuance Instructions” has been completed; or

•	such Old Notes are tendered for the account of an eligible institution.

In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an eligible institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address (or account at the book-entry transfer facility) in and to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the persons signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the persons named must also be indicated.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the exchange offer. If, however, New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holders of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the persons signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer and exchange of Old Notes to the Company or its order pursuant to the exchange offer, then the amount of any such transfer taxes (whether imposed on the registered holders or any other persons) will be payable by the tendering holders prior to the issuance of the New Notes or delivery or registering of the Old Notes. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holders.

EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

7. U.S. Federal Backup Withholding, Form W-9, Form W-8. U.S. federal income tax law requires that a holder of Old Notes, whose notes are accepted for exchange, provide the Exchange Agent, as payer, with the holder’s correct taxpayer identification number (“TIN”) or otherwise establish a basis for an exemption from backup withholding. This information should be provided on Internal Revenue Service (“IRS”) Form W-9, which is provided below. In the case of a holder who is an individual, other than a resident alien, the TIN is his or her social security number. For holders other than individuals, the TIN is an employer identification number. A holder must cross out item (2) in Part II on the Form W-9 if such holder is subject to backup withholding. If the holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, the holder should write “Applied For” in the space provided for the TIN in Part I of the Form W-9. If “Applied For” is written in the space provided for the TIN in Part I of the Form W-9 and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from all such payments with respect to the Old Notes.

Certain holders (including, among others, corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders (other than foreign persons) should furnish their TIN, complete the certification in Part II of the Form W-9, and sign and return the Form W-9 to the Exchange Agent. Each holder that is a foreign person, including entities, must submit an appropriate properly completed Internal Revenue Service Form W-8, certifying, under penalties of perjury, to such holder’s foreign status in order to establish an exemption from backup withholding. An appropriate Form W-8 can be obtained via the IRS website at www.irs.gov or by contacting the Exchange Agent.

If a holder of Old Notes does not provide the Exchange Agent with its correct TIN or an adequate basis for an exemption or an appropriate completed IRS Form W-8, such holder may be subject to backup withholding on payments made in exchange for any Old Notes and a penalty imposed by the IRS. Backup withholding is not an additional federal income tax. Rather, the amount of tax withheld will be credited against the federal income tax liability of the holder subject to backup withholding. If backup withholding results in an overpayment of taxes, the taxpayer may obtain a refund from the IRS. Each holder should consult with a tax advisor regarding qualifications for exemption from backup withholding and the procedure for obtaining the exemption.

To prevent backup withholding, each holder of Old Notes must either (1) provide a completed IRS Form W-9 and indicate either (a) its correct TIN, or (b) an adequate basis for an exemption, or (2) provide a completed Form W-8BEN.

The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with the Company’s obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the form of all documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any conditions of the exchange offer or defects or irregularities in tenders as to particular Old Notes. The interpretation of the terms and conditions by the Company of the exchange offer (which includes this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. The Company will not consider the tender of Old Notes to have been validly made until all defects and irregularities have been waived or cured. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with regard to tenders of Old Notes nor shall any of them incur any liability for failure to give such information.

9. Waiver of Conditions. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the exchange offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes or transmittal of this Letter of Transmittal will be accepted.

11. Mutilated, Lost, Stolen or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

13. Withdrawal. Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Prospectus under the caption “The Exchange Offer — Withdrawal Rights.”

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE HEREOF (TOGETHER WITH THE OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER OR IN ORIGINAL HARD COPY FORM) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name/disregarded entity name, if different from above

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☐ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

☐☐☐ - ☐☐ - ☐☐☐☐

Employer identification number

☐☐ - ☐☐☐☐☐☐☐

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here **Signature of U.S. person ▶** **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)

Form W-9 (Rev. 12-2011) Page 2

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

• The U.S. owner of a disregarded entity and not the entity,

• The U.S. grantor or other owner of a grantor trust and not the trust, and

• The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name/disregarded entity name" line.

Partnership, C Corporation, or S Corporation. Enter the entity's name on the "Name" line and any business, trade, or "doing business as (DBA) name" on the "Business name/disregarded entity name" line.

Disregarded entity. Enter the owner's name on the "Name" line. The name of the entity entered on the "Name" line should never be a disregarded entity. The name on the "Name" line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner's name is required to be provided on the "Name" line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on the "Business name/disregarded entity name" line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note. Check the appropriate box for the federal tax classification of the person whose name is entered on the "Name" line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the "Name" line is an LLC, check the "Limited liability company" box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter "P" for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter "C" for C corporation or "S" for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the "Name" line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the "Name" line.

Form W-9 (Tim. 1?-?011) Page 3 Other entities. Enter your business name as shown on required federal Part I. Taxpayer Identification Number (TIN) tax documents on the Name1 line. This name should match the name shown on the charter or other legal document creating the entity. You Enter V° f TIN M1 tlw appropriate box. 11 you are a resident alien and may enter any business, trade, or DBA name on the Business name/ d° not have and are not eliaible l° 9et an S3N. *our ™ ls vour IRS disregarded entity name line individual taxpayer identification number (ITIN). Biter it in the social security number box. If you do not have an ITIN, see How to get a TIN Exempt Payee beiow It you are exempt trom backup withholding enter your name as lf V0 are a s°ls Proprietor and you have an EIN. you may enter either described above and check the appropriate box for your status, then *°ur SSN or EIN. However, the IRS prefers that you use your SSN. check the Exempt payee box in the line following the Business name/ If you are a single-member LLG that is disregarded as an entity disregarded entity name, sign and date the form, separate from its owner (see Limited Liability Company (LLC) on page 2), Generally, individuals (including sole proprietors) are not exempt from enrter 1ne Own6r s SSN (or El N, if the owner has one). Do not enter the backup withholding. Corporations are exempt from backup withholding disregarded entity s EIN. If the LLC is classified as a corporation or for certain payments, such as interest and dividends. partnership, enter the entity s EIN. Note. H you are exempt from backup withholding, you should still Note- S 1he cllart on page 4 for further clarification of name and TIN complete this form to avoid possible erroneous backup withholding. combinations. The following payees are exempt from backup withholding: How lo fl6 a TIN-lf Vou do not have a ™, apP V ° one immediately To apply tor an SSN, get Form S3-5, Application for a Social Security 1. An organization exempt from tax under section 501 (a), any IRA, or a Card] from your 0cal Soda, S6curity AdminiStratiori office or ge1 ,his custodial account under section 403(b)(7) if the account satisfies the 1orm on jne a, www.ssa.gov. You may also get this form by calling requirements of section 401(1)(2). 1-300-772-1213. Use Form W-7, Application for IRS Individual Taxpayer 2. The United States or any of its agencies or instrumentalities, Identification Number, to apply for an ITIN, or Form SS-4, Application for 3. A state, the District of Columbia, a possession of the United Slates. Employer Identification Number, to apply for an EIN. You can apply for or any ot their political subdivisions or instrumentalities. an EIN °nlille accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EiN) under Starting a 4. A foreign government or any of its political subdivisions, agencies, Business. You can get Forms W-7 and SS-4 from the IRS by visiting or instrumentalities, or IRS.gov or by calling 1-80Q-TAX-FORM (1 -S00-829-3676). 5. An international organization or any of its agencies or „ you are asked to Comp s1e Fom w_9 but do not have a m wtite instrumentalities. Applied For in the space for the TIN, sign and date the form, and give Other payees that may be exempt tram backup withholding include: it to the requester. For interest and dividend payments, and certain 6 A corporation payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you 7. A foreign central bank of issue, are subject to backup withholding on payments. The 60-day rule does 3. A dealer in securities or commodities required to register in the not apply to other types of payments. You will be subject to backup United States, the District of Columbia, or a possession of the United withholding on all such payments until you provide your TIN to the States, requester. 9. A futures commission merchant registered with the Commodity Note. Entering Applied For1 means that you have already applied for a Futures Trading Commission. TIN or that you intend to apply for one soon. 10. A real estate investment trust, Caution: A disregarded domestic entity that has a foreign owner must 11. An entity registered at all times during the tax year under the use the appropriate Form W-8. Investment Company Act of 1940, Certification 12. A common trust fund operated by a bank under section 584(a), To establish to the withholding agent that you are a U.S. person, or 13. A financial institution, resident alien, sign Form W-9. You may be requested to sign by the 14. A middleman known in the investment community as a nominee or withholding agent even if item 1, below, and items 4 and 5 on page 4 custodian, or indicate otherwise. 15. A trust exempt from tax under section 664 or described in section For a joint account, only the person whose TIN is shown in Part I 4947 should sign (when required). In the case ot a disregarded entity, the The following chart shows types of payments that may be exempt person identified on the Name line must sign. Exempt payees, see from backup withholding. The chart applies to the exempt payees listed exempt payee on page J. above. 1 through 15 Signature requirements. Complete the certification as indicated in items 1 through 3. below, and items 4 and 5 on page 4. IF the payment is lor ... THE N the payment is exem pt 1. Interest, dividend, and barter exchange accounts opened for ... before 1984 and broker accounts considered active during 1983. Interest and dividend payments All exempt payees except 2SS3k 2. Interest, dividend, broker, and barter exchange accounts Broker transactions Exempt payees 1 through 5 and 7 opened after 1983 am! broker accounts considered inactive during through 13. Also, C corporations. igas. you must sign the certification or backup withholding will apply. If Barter exchange transactions and Exempt payees 1 through 5 V™ are subject to backup withholding and you are merely providing patronage dividends your COITect TIN 1o the requester, you must cross out item 2 in the certification before signing the form Payments over $600 required to be Generally, exempt payees 3 Rea wtate transactions. You must sign the certification. You may reported and direct saies over 1 through 7a cross item 2 the certification. $5,000 1 Sot Form 1000 MISCr Miscellaneous Income, and its instructions, HtJWKVHr, Ihtt folltttvifiij j3Hym«rilH mwdn It) a nxx[kithNun nnd mp«flHlj!tt im Form 109S-MISC ftrn n«l ttxwiipl [fchii backup wilr/firjldirjy: medircMJ Hrni hroillhf:Hrft payments, attorneys fcos, gross proceeds paid to an attorney, and payments ten swvitiKK jr-in J by a :- li-:r:-il 8X8CUtfr$ a(jHr r:y.

Form W-9 (Rev. 12-2011) Page **4**

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6. Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor*
For this type of account:	**Give name and EIN of:**
7. Disregarded entity not owned by an individual	The owner
8. A valid trust, estate, or pension trust	Legal entity [4]
9. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11. Partnership or multi-member LLC	The partnership
12. A broker or registered nominee	The broker or nominee
13. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14. Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the "Business name/disregarded entity" name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

***Note.** Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.ftc.gov/idtheft* or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.